Exhibit 99.5

Peakstone Realty Trust Announces Proposed Listing Date on the New York Stock Exchange

Common Shares to List on NYSE under the Symbol PKST

Peakstone Publishes and Files Investor Presentation and Investor Materials

El Segundo, Calif. – March 24, 2023 – Peakstone Realty Trust (“Peakstone” or the “Company”), in anticipation of the intended listing of the Company’s common shares on the New York Stock Exchange (the “Listing”), is pleased to share the extensive information below which should enable existing and potential investors to better understand and value the Company’s high quality portfolio of industrial and office properties, and learn about the team’s strategic plan to grow shareholder value over time.

1.
Listing Date/Ticker Symbol: The Company currently anticipates its common shares will commence trading on or about April 13, 2023 under the ticker symbol PKST. In connection with the Listing, all shares of the Company’s classes of common shares, other than the Class E common shares, will automatically convert into Class E common shares in accordance with their terms, and the Class E common shares will be listed and known as Common Shares.

2.	Investor Materials: Today, the Company filed or furnished with the U.S. Securities and Exchange Commission the following:

•	Investor Presentation discussing the Company’s business plan as a publicly traded company

•	Earnings and Supplemental information covering the Company’s Fourth Quarter and Full Year 2022

•	Annual Report on Form 10-K

•	Frequently Asked Questions relating to the Company’s intended Listing

All of the documents above are available for review on the Company’s website, www.pkst.com.

There can be no assurance that the Company will be able to complete the Listing in the expected timeframe, or at all.

March Distribution

The Company also announced that its Board of Trustees has declared a cash dividend for the month of March 2023 of $0.075 per common share that is payable on May 12, 2023 to holders of record of its common shares on May 2, 2023. As noted above, the Company currently anticipates that its common shares will be listed before the record date, but if the Listing occurs after the record date, the cash dividend will be paid with respect to each class of the Company’s currently outstanding common shares, with appropriate adjustments for each class.

2023 Annual Shareholders Meeting

The Company intends to hold its 2023 annual meeting of shareholders on June 20, 2023. The date of mailing of the notice for the 2023 annual meeting will be on or about May 1, 2023. Additional details regarding the annual meeting will be included in the Company’s proxy statement for the meeting.

Financial Advisors

Goldman Sachs & Co. LLC and BofA Securities are serving as joint lead financial advisors to the Company in connection with the Listing. Additional financial advisors to the Company include Wells Fargo Securities, Truist Securities, KeyBanc Capital Markets and BMO Capital Markets.

About Peakstone Realty Trust

Peakstone Realty Trust is an internally managed, publicly registered real estate investment trust (REIT) that owns and operates a high-quality, newer-vintage portfolio of predominantly single-tenant industrial and office properties. These assets are generally leased to creditworthy tenants under long-term net lease agreements with contractual rent escalations. As of March 24, 2023, Peakstone’s portfolio consists of 19 million square feet across 24 states in primarily high growth, strategic coastal and sunbelt markets.

Additional information is available at www.pkst.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this press release reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the work-from-home trends; recent and ongoing disruption in the debt and banking markets; occupancy, rent deferrals and the financial condition of the Company’s tenants; whether easing of the pandemic, work-from-home trends or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether a listing of the Company will be completed; whether any such listing will maximize shareholder value; whether we will be successful in the pursuit of our business plan, including any dispositions; whether we will succeed in our investment objectives; any relationship between the trading price of our common shares at listing and our published net asset value; any fluctuation and/or volatility of the trading price of our common shares once listed; risks associated with our dependence on key personnel whose continued service is not guaranteed; risks related to the disruption of management’s attention from ongoing business operations due to pursuit of requirements related to being a listed company; whether we will comply with Sarbanes-Oxley as required of listed companies; and other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements and urges you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this press release. Furthermore, the Company disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Our shareholders are cautioned not to place undue reliance on any forward-looking statement in this press release. All forward-looking statements are made as of the date of this press release, and the risk that actual results will differ materially from the expectations expressed in this press release may increase with the passage of time. In light of the significant uncertainties inherent in the forward-looking statements in this press release, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this press release will be achieved.

Investor Contact
ir@pkst.com

Advisors Contact
advisorservices@pkst.com

Media Contact
Joele Frank, Wilkinson Brimmer Katcher
Meaghan Repko / Jack Kelleher / Kara Sperry
212.355.4449